CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.   McLoughlin,   Chairman  of  Phoenix  Equity  Series  Fund  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2004        /s/ Philip R. McLoughlin
     ----------------------      --------------------------------------------
                                 Philip R. McLoughlin, Chairman
                                 (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2004        /s/ Nancy G. Curtiss
     ----------------------      --------------------------------------------
                                 Nancy G. Curtiss, Treasurer
                                 (principal financial officer)